UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION
	Washington, DC 20549

	FORM8K

	CURRENT REPORT
	Pursuant to Section13 or15(d)of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)
June 23, 2011 WYNDSTORM CORPORATION
(Exact name of registrant as specified in its charter)
Nevada	0-19705	13-3469932
(State or other jurisdiction of incorporation)
(Commission File Number)(IRS Employer Identification No.)
2236 Cathedral Avenue, Washington, D.C.	20008
(Address of principal executive offices)(Zip Code)
Registrants telephone number, including area code(202) 491 4550
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01. Changes in Registrants Certifying Accountant

Effective June 23, 2011, Demetrius & Company, LLC,
155 Route 46 West, Wayne, NJ 07470
has resigned as the Registrants auditor.


	SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	WYNDSTORM CORPORATION
(Registrant)
Date June 23, 2011
/s/ Thomas Kerns McKnight
(Signature)
Name: Thomas Kerns McKnight
Title: Secretary, Treasurer, and General Counsel